UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:

(Date of earliest event reported)

September 7, 2016

Research Solutions, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other Jurisdiction of Incorporation or Organization)

0-53501 (Commission File Number)		11-3797644 (IRS Employer Identification No.)
5435 Balboa Boulevard, Suite 202 Encino, CA 91316 (Address of Principal Executive Offices and zip code)

(310) 477-0354

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On September 7, 2016, the Registrant issued a press release regarding its preliminary financial results for the fourth quarter and fiscal year ended June 30, 2016. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

In addition, a conference call to discuss the results for the fourth fiscal quarter and full year ended June 30, 2016 will be held at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) on September 20, 2016, hosted by the Registrant’s Chief Executive Officer, Peter Derycz, and Chief Financial Officer, Alan Urban.

To participate in the conference call, interested parties should dial (855) 327-6837 (conference identification number 10001638) five to ten minutes prior to the call. International callers should dial 1 + (631) 891-4304 and use the same conference identification number. If you are unable to participate in the live call, a replay will be available from September 20, 2016 at 8:00 p.m. Eastern Time through 11:59 p.m. Eastern Time on October 14, 2016. To access the replay, dial (877) 870-5176 (passcode: 10001638). International callers should dial 1+ (858) 384-5517 and use the same passcode.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

The disclosure under Item 2.02 above is incorporated herein by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press release entitled “Research Solutions Reports Preliminary Financial Results for Fiscal Fourth Quarter and Full Year 2016”*

* Furnished, not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH SOLUTIONS, INC.

Date: September 7, 2016	By: /s/ Alan Urban
Alan Urban
Chief Financial Officer

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